                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Company Growth Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Classes A, B, C, R and I

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and I shares are not subject to sales charges.

Returns and rankings during all periods shown for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns prior to 8/2/99 for Class A shares, prior to 12/29/00 for Class B and C shares and prior to 11/3/03 for Class R shares are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	6.00%	-7.43%	-7.55%	6.98%
Class B	5.17%	-8.15%	-8.28%	6.13%
Class C	5.17%	-8.13%	-8.26%	6.16%
Class R	5.86%	-7.73%	-7.88%	6.58%
Russell 1000 Growth Index+	8.51%	-4.79%	-6.96%	9.11%

Scudder Large Company Growth Fund	1-Year	3-Year	Life of Class*
Class I	6.42%	-7.03%	-10.83%
Russell 1000 Growth Index+	8.51%	-4.79%	-8.70%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Company Growth Fund - Class A [] Russell 1000 Growth Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,996	$7,478	$6,366	$18,508
	Average annual total return	-.04%	-9.23%	-8.64%	6.35%
Class B	Growth of $10,000	$10,222	$7,593	$6,427	$18,130
	Average annual total return	2.22%	-8.77%	-8.46%	6.13%
Class C	Growth of $10,000	$10,517	$7,755	$6,499	$18,176
	Average annual total return	5.17%	-8.13%	-8.26%	6.16%
Class R	Growth of $10,000	$10,586	$7,855	$6,633	$18,916
	Average annual total return	5.86%	-7.73%	-7.88%	6.58%
Russell 1000 Growth Index+	Growth of $10,000	$10,851	$8,632	$6,972	$23,907
	Average annual total return	8.51%	-4.79%	-6.96%	9.11%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04

Scudder Large Company Growth Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000	$10,642	$8,035	$6,630
	Average annual total return	6.42%	-7.03%	-10.83%
Russell 1000 Growth Index+	Growth of $10,000	$10,851	$8,632	$7,217
	Average annual total return	8.51%	-4.79%	-8.70%

The growth of $10,000 is cumulative.

* Class I commenced operations on December 29, 2000. Index returns begin December 31, 2000.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value
	Class A	Class B	Class C	Class I	Class R
Net Asset Value: 7/31/04	$ 21.54	$ 20.94	$ 20.97	$ 21.88	$ 21.77
11/3/03 (commencement of operations for Class R**)	$ -	$ -	$ -	$ -	$ 21.95
7/31/03	$ 20.32	$ 19.91	$ 19.94	$ 20.56	$ -

** Class R shares commenced operations on November 3, 2003. Please refer to the Fund's prospectus for more information on Class R shares performance.
Class A Lipper Rankings - Large-Cap Growth Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	260	of	604	43
3-Year	364	of	495	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 7/31/04
Scudder Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	6.29%	-7.19%	-7.31%	7.27%
Class AARP	6.29%	-7.19%	-7.32%	7.26%
Russell 1000 Growth Index+	8.51%	-4.79%	-6.96%	9.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 7/31/04	$ 21.81	$ 21.81
7/31/03	$ 20.52	$ 20.52

Class S Lipper Rankings - Large-Cap Growth Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	244	of	604	41
3-Year	348	of	495	71
5-Year	243	of	350	70
10-Year	66	of	109	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Growth Fund - Class S [] Russell 1000 Growth Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,629	$7,996	$6,841	$20,164
	Average annual total return	6.29%	-7.19%	-7.31%	7.27%
Class AARP	Growth of $10,000	$10,629	$7,995	$6,838	$20,155
	Average annual total return	6.29%	-7.19%	-7.32%	7.26%
Russell 1000 Growth Index+	Growth of $10,000	$10,851	$8,632	$6,972	$23,907
	Average annual total return	8.51%	-4.79%	-6.96%	9.11%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six month period, the Fund limited these expenses; had it not done so , expenses would have even higher for Class A, B, C, S and AARP shares. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 951	$ 948	$ 948	$ 953	$ 950	$ 952	$ 953
Expenses Paid per $1,000*	$ 6.26	$ 9.93	$ 9.92	$ 4.31	$ 7.12	$ 5.05	$ 5.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,019	$ 1,015	$ 1,015	$ 1,021	$ 1,018	$ 1,020	$ 1,020
Expenses Paid per $1,000*	$ 6.48	$ 10.28	$ 10.26	$ 4.46	$ 7.36	$ 5.22	$ 5.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class A	Class B	Class C	Class I	Class R	Class AARP	Class S
Scudder Large Company Growth Fund	1.29%	2.05%	2.05%	0.89%	1.47%	1.04%	1.03%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Large Company Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Company Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes eight years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

In the following interview, Lead Portfolio Manager Julie M. Van Cleave discusses Scudder Large Company Growth Fund's performance, strategy and the market environment during the 12-month period ended July 31, 2004.

Q: How did the US market perform during the past year?

A: The past 12 months saw dramatic shifts in market sentiment and leadership. For most of calendar year 2003, smaller, lower-quality companies with high sensitivity to the improving economy were far and away the best-performing stocks. But so far in 2004, the equity market has paused to assess a number of events both positive and negative. On the positive side, the market has been helped by continued economic growth, improving corporate earnings and the strong financial position of US corporations. However, the market has also been weighed down by significant negatives, such as persistent geopolitical risks, increasing concern over inflationary pressures and stubbornly high commodity prices (such as oil and steel).

While the economic expansion and corporate earnings growth that provided the impetus for the market rebound in 2003 are likely to continue throughout 2004 and beyond, investors have begun to realize that the rate of growth is likely to slow as the economic cycle matures. This realization began to lead investors away from the lower-quality stocks that dominated market performance in 2003 and toward higher-quality stocks that tend to perform better later in the cycle.

Energy, materials and industrials proved to be the best-performing sectors during the year, while traditional growth havens such as health care and consumer discretionary lagged the market. Small stocks outperformed larger stocks over the 12 months, while value significantly outperformed growth.1

1 Growth stocks comprise companies that generally display above-average earnings growth and are expected to increase profits faster than the overall market. Value stocks are companies whose stock prices generally do not fully reflect their intrinsic value.

Q: How did the fund perform in this environment?

A: Scudder Large Company Growth Class A shares produced an average annual total return of 6.00% for the 12 months ended July 31, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) Although the fund trailed the 8.51% return of its benchmark, the Russell 1000 Growth Index, it outperformed the 5.89% average return of the 604 funds in its Lipper peer group, the Large-Cap Growth Funds category.2 While sector allocation added to returns over the last 12 months, security selection resulted in the net marginal underperformance of the fund. In other words, we did a good job of picking the industries to invest in, but fell short when it came to picking the individual companies within those industries.

2 The Lipper Large-Cap Growth Funds category is an unmanaged group of 604 mutual funds that primarily invest in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: Technology is a large sector weighting in the fund. How did the fund's positioning in this area affect performance?

A: The primary detractor was the fund's positioning within the information technology sector. After leading the market higher in 2003, technology stocks sold off in the first half of 2004 on concerns over slowing order growth. Specific weakness was visible in the software industry.

We continue to believe that improving gross domestic product and record levels of corporate cash flow may provide incentive for corporations to increase their technology capital spending in the second half of 2004. Having said that, we have altered the composition of our technology holdings to emphasize companies with more recurring revenue versus those that tend to perform better early in the economic cycle. For example, semiconductor (computer chip) stocks performed well in 2003 as the economy and stock market were recovering, but they have underperformed so far in this calendar year as investors have begun to anticipate slower earnings. Profits and share prices of cyclical companies, such as semiconductor producers, tend to follow the ups and downs of the economy - that's why they're called cyclicals. As the rate of economic growth has downshifted, we have lightened the fund's position in early-cycle stocks such as these and have shifted into those with steadier top-line revenue growth. For example, the fund holds Symantec - which makes the Norton antivirus software - as well as Accenture, the IT consulting firm. In the case of Symantec, the need for computer virus remedies is a constant, not dependent on the economic cycle. We believe this positioning is well-suited to a more challenging technology spending environment.

Q: What other factors contributed to underperformance?

A: Within consumer discretionary, media stocks were quite weak, as advertising spending has not been as strong as it usually is during the initial stages of an economic recovery.3 As a consequence, portfolio holdings Comcast and Viacom declined over the past year. However, other companies within consumer discretionary produced better performance, including: Target Corp. and Harley-Davidson, Inc., both of which reported strong earnings growth.

3 Consumer discretionary products are those, such as home electronics, that are nonnecessities and therefore more sensitive to economic conditions. Consumer staples companies are those that make products consumers need to buy regardless of economic conditions, such as food and beverages.

Q: What elements of the fund's positioning proved helpful to performance?

A: Performance was helped by holdings in the energy and consumer staples sectors. Neither one of these areas is typically a favorite of growth fund managers. However, we believe an approach that looks for growth in all industries is preferable to one that concentrates mostly on technology, health care and consumer discretionary stocks.

Energy stocks performed well during the reporting period, as stubbornly high oil prices led to increased profits for companies in the sector. While the spike in oil prices provided the catalyst for the near-term outperformance, the portfolio has been overweight in energy since early 2003 based on the long-term growth opportunities created by chronic underinvestment in the exploration and development of new reserves. The result of this underinvestment has been that supply has been less plentiful while demand has been growing. Although the fund's overweight in energy detracted from relative performance in the aggressive, risk-taking market of calendar year 2003, it has been extremely beneficial to performance so far in 2004.4 As a result, our allocation to the energy sector proved to be the largest contributor to relative performance over the last 12 months. Devon Energy and EOG Resources were notable contributors. The energy equipment and services subsector - companies that do not drill for oil, but provide services to the companies that do - has also been a point of emphasis for the portfolio. Within this area, fund holdings Nabors Industries Ltd., Baker Hughes, Inc. and Schlumberger Ltd. rose sharply over the last year.

4 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

The fund's position in consumer staples was also helpful to performance overall. Some of our favorite holdings in this area are Hershey Foods Corp. and Dean Foods Co., both growth companies in a nontraditional growth sector. We are also positive regarding the prospects for Walgreen and Colgate-Palmolive, which have proven to be consistent growers over time.

Q: How is the fund positioned within health care?

A: We continue to focus on the medical equipment and biotechnology industries within health care, since these subsectors are home to many innovative companies with strong earnings growth. The fund's positioning within the health care sector contributed nicely to performance over this period. Within biotech, Biogen Idec's stock rose on the strength of the company's experimental drug Antegren, which is intended to treat multiple sclerosis. Zimmer Holdings, which makes artificial joints, was a top performer within the medical equipment industry.

Q: How are you positioning the fund in light of the current investment backdrop?

A: Given the maturing economic expansion, the gradual removal of the Federal Reserve's policy of ultra-low interest rates and continued strength in commodity prices, we continue to look for companies capable of consistently delivering the top-line revenue growth needed to offset these potentially negative factors. Recent additions that we feel have this potential include Abbott Laboratories, Accenture Ltd., Adobe Systems, Inc., AFLAC, Inc., Boston Scientific Corp., C.R. Bard, Inc., eBay, Inc., Eli Lilly & Co., Genentech, Inc., Goldman Sachs Group, Inc., Hershey Foods Corp., Home Depot, Inc., Intuit, Inc., McGraw-Hill Companies, Inc. and QUALCOMM, Inc. Looking ahead, we will continue to utilize an investment process that combines economic and industry analysis with intensive individual company research.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	7/31/04	7/31/03

Information Technology	26%	27%
Health Care	23%	21%
Consumer Discretionary	14%	15%
Consumer Staples	12%	13%
Industrials	9%	9%
Financials	8%	9%
Energy	7%	5%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (31.3% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.5%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.9%
3. General Electric Co. Industrial conglomerate	3.8%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.4%
5. Cisco Systems, Inc. Developer of computer network products	3.3%
6. Johnson & Johnson Provider of health care products	3.2%
7. Wal-Mart Stores, Inc. Operator of discount stores	2.8%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.2%
9. Procter & Gamble Co. Manufacturer of diversified consumer products	2.2%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 13.9%
Automobiles 1.7%
Harley-Davidson, Inc.	135,900	8,136,333
Hotels Restaurants & Leisure 2.0%
Brinker International, Inc.*	76,700	2,746,627
International Game Technology	210,800	6,817,272
		9,563,899
Internet & Catalog Retail 0.8%
eBay, Inc.*	51,500	4,033,995
Media 3.9%
Comcast Corp. "A"*	120,900	3,240,120
McGraw-Hill Companies, Inc.	30,900	2,319,354
New York Times Co. "A"	55,200	2,296,320
Omnicom Group, Inc.	89,650	6,456,593
Viacom, Inc. "B"	124,550	4,183,635
		18,496,022
Multiline Retail 2.4%
Kohl's Corp.*	71,000	3,248,960
Target Corp.	184,800	8,057,280
		11,306,240
Specialty Retail 3.1%
Bed Bath & Beyond, Inc.*	92,300	3,266,497
Home Depot, Inc.	68,700	2,316,564
Lowe's Companies, Inc.	72,200	3,517,584
Staples, Inc.	192,100	5,547,848
		14,648,493
Consumer Staples 12.2%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	39,200	2,034,480
PepsiCo, Inc.	209,140	10,457,000
		12,491,480
Food & Drug Retailing 4.3%
Wal-Mart Stores, Inc.	250,100	13,257,801
Walgreen Co.	194,300	7,072,520
		20,330,321
Food Products 1.8%
Dean Foods Co.*	67,900	2,510,942
General Mills, Inc.	68,400	3,071,160
Hershey Foods Corp.	58,400	2,828,896
		8,410,998
Household Products 3.5%
Colgate-Palmolive Co.	117,450	6,248,340
Procter & Gamble Co.	198,600	10,356,990
		16,605,330
Energy 6.5%
Energy Equipment & Services 3.3%
Baker Hughes, Inc.	137,100	5,525,130
Nabors Industries Ltd.*	105,200	4,891,800
Schlumberger Ltd.	81,700	5,254,944
		15,671,874
Oil & Gas 3.2%
ConocoPhillips	45,400	3,576,158
Devon Energy Corp.	81,100	5,635,639
EOG Resources, Inc.	91,600	5,821,180
		15,032,977
Financials 8.1%
Capital Markets 2.2%
Goldman Sachs Group, Inc.	12,700	1,120,013
Lehman Brothers Holdings, Inc.	56,900	3,988,690
Morgan Stanley	109,400	5,396,702
		10,505,405
Consumer Finance 1.5%
American Express Co.	144,000	7,236,000
Diversified Financial Services 2.1%
Citigroup, Inc.	147,100	6,485,639
Fannie Mae	50,600	3,590,576
		10,076,215
Insurance 2.3%
AFLAC, Inc.	104,500	4,142,380
American International Group, Inc.	93,237	6,587,194
		10,729,574
Health Care 23.1%
Biotechnology 3.6%
Amgen, Inc.*	122,300	6,956,424
Biogen Idec, Inc.*	70,600	4,236,000
Gilead Sciences, Inc.*	92,600	5,985,664
		17,178,088
Health Care Equipment & Supplies 6.2%
Baxter International, Inc.	116,700	3,509,169
Boston Scientific Corp.*	135,500	5,184,230
C.R. Bard, Inc.	66,700	3,681,840
Medtronic, Inc.	177,400	8,811,458
Zimmer Holdings, Inc.*	108,400	8,272,004
		29,458,701
Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	108,800	6,843,520
Pharmaceuticals 11.9%
Abbott Laboratories	58,900	2,317,715
Eli Lilly & Co.	52,300	3,332,556
Genentech, Inc.*	140,200	6,824,936
Johnson & Johnson	275,306	15,216,162
Merck & Co., Inc.	80,500	3,650,675
Pfizer, Inc.	579,857	18,532,230
Teva Pharmaceutical Industries Ltd. (ADR)	224,600	6,648,160
		56,522,434
Industrials 8.4%
Aerospace & Defense 2.0%
United Technologies Corp.	100,800	9,424,800
Air Freight & Logistics 1.5%
FedEx Corp.	85,800	7,025,304
Industrial Conglomerates 4.9%
3M Co.	60,700	4,999,252
General Electric Co.	550,050	18,289,163
		23,288,415
Information Technology 25.6%
Communications Equipment 4.3%
Cisco Systems, Inc.*	746,290	15,567,609
QUALCOMM, Inc.	67,800	4,683,624
		20,251,233
Computers & Peripherals 3.4%
Dell, Inc.*	98,200	3,483,154
EMC Corp.*	536,500	5,885,405
International Business Machines Corp.	81,300	7,078,791
		16,447,350
IT Consulting & Services 2.9%
Accenture Ltd. "A"*	145,800	3,591,054
Fiserv, Inc.*	139,700	4,786,122
Paychex, Inc.	173,700	5,334,327
		13,711,503
Semiconductors & Semiconductor Equipment 6.8%
Analog Devices, Inc.	111,900	4,442,430
Intel Corp.	650,960	15,870,405
Linear Technology Corp.	149,460	5,843,886
Texas Instruments, Inc.	183,700	3,918,321
Xilinx, Inc.	78,800	2,319,084
		32,394,126
Software 8.2%
Adobe Systems, Inc.	24,800	1,046,064
Electronic Arts, Inc.*	140,600	7,048,278
Intuit, Inc.*	65,600	2,456,064
Microsoft Corp.	747,800	21,282,387
Oracle Corp.*	299,600	3,148,796
Symantec Corp.*	85,100	3,979,276
		38,960,865
Materials 0.9%
Chemicals 0.9%
Ecolab, Inc.	140,200	4,276,100
Total Common Stocks (Cost $349,093,076)		469,057,595

Other 0.4%
iShares Nasdaq Biotechnology Index Fund* (Cost $2,406,300)	30,200	2,046,050

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $4,321,450)	4,321,450	4,321,450
Total Investment Portfolio (Cost $355,820,826) (a) 100.0%		475,425,095

* Non-income producing security.
(a) The cost for federal income tax purposes was $359,597,842. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $115,827,253. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $128,418,004 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,590,751.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $351,499,376)	$ 471,103,645
Investment in Scudder Cash Management QP Trust (cost $4,321,450)	4,321,450
Total investments in securities, at value (cost $355,820,826)	475,425,095
Receivable for investments sold	6,438,006
Dividends receivable	285,221
Interest receivable	8,279
Receivable for Fund shares sold	377,806
Total assets	482,534,407
Liabilities
Payable for Fund shares redeemed	4,095,619
Accrued management fee	266,673
Other accrued expenses and payables	564,454
Total liabilities	4,926,746
Net assets, at value	$ 477,607,661
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	119,604,269
Accumulated net realized gain (loss)	(382,059,194)
Paid-in capital	740,062,586
Net assets, at value	$ 477,607,661

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($41,733,422 / 1,937,917 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.54
Maximum offering price per share (100 / 94.25 of $21.54)	$ 22.85
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,790,092 / 180,958 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.94
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($2,831,311 / 135,031 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 20.97
Class I Net Asset Value, offering and redemption price per share ($19,616,532 / 896,378 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.88
Class R Net Asset Value, offering and redemption price per share ($364,438 / 16,742 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.77
Class AARP Net Asset Value, offering and redemption price per share ($8,264,740 / 379,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.81
Class S Net Asset Value, offering and redemption price per share ($401,007,126 / 18,384,894 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,385)	$ 4,767,526
Interest - Scudder Cash Management QP Trust	61,909
Total Income	4,829,435
Expenses: Management fee	3,716,723
Administrative fee	1,065,728
Distribution service fees	180,049
Services to shareholders	731,792
Custodian and accounting fees	72,734
Auditing	22,570
Legal	11,468
Trustees' fees and expenses	17,592
Reports to shareholders	41,236
Registration fees	23,790
Other	5,377
Total expenses, before expense reductions	5,889,059
Expense reductions	(322,120)
Total expenses, after expense reductions	5,566,939
Net investment income (loss)	(737,504)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	13,371,783
Net unrealized appreciation (depreciation) during the period on investments	22,135,639
Net gain (loss) on investment transactions	35,507,422
Net increase (decrease) in net assets resulting from operations	$ 34,769,918

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ (737,504)	$ (644,441)
Net realized gain (loss) on investment transactions	13,371,783	(43,463,404)
Net unrealized appreciation (depreciation) on investment transactions during the period	22,135,639	86,352,829
Net increase (decrease) in net assets resulting from operations	34,769,918	42,244,984
Fund share transactions: Proceeds from shares sold	126,256,373	135,189,765
Cost of shares redeemed	(206,974,232)	(214,379,178)
Net increase (decrease) in net assets from Fund share transactions	(80,717,859)	(79,189,413)
Increase (decrease) in net assets	(45,947,941)	(36,944,429)
Net assets at beginning of period	523,555,602	560,500,031
Net assets at end of period	$ 477,607,661	$ 523,555,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.32	$ 18.64	$ 27.15	$ 42.37	$ 33.27
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.07)	(.14)	(.11)	(.29)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.75	(8.37)	(14.08)	9.98
Total from investment operations	1.22	1.68	(8.51)	(14.19)	9.69
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.03)	(.59)
Net asset value, end of period	$ 21.54	$ 20.32	$ 18.64	$ 27.15	$ 42.37
Total Return (%)[c]	6.00[d]	9.01	(31.34)	(33.95)	29.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	41	44	68	58
Ratio of expenses before expense reductions (%)	1.35	1.27	1.28	1.32[e]	1.43f*
Ratio of expenses after expense reductions (%)	1.29	1.27	1.28	1.32[e]	1.42f*
Ratio of net investment income (loss) (%)	(.38)	(.36)	(.57)	(.55)	(.74)*
Portfolio turnover rate (%)	21	31	48	87	56
[a] For the period from August 2, 1999 (commencement of operations of Class A shares) to July 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
e The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.37% and 1.37%, respectively.
* Annualized
** Not annualized

Class B
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.91	$ 18.42	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.24)	(.21)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.27	1.70	(8.31)	(5.72)
Total from investment operations	1.03	1.49	(8.62)	(5.96)
Net asset value, end of period	$ 20.94	$ 19.91	$ 18.42	$ 27.04
Total Return (%)[c]	5.17[d]	8.09	(31.88)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	1
Ratio of expenses before expense reductions (%)	2.15	2.07	2.08	2.13*
Ration of expenses after expense reductions (%)	2.06	2.07	2.08	2.13*
Ratio of net investment income (loss) (%)	(1.15)	(1.16)	(1.37)	(1.38)*
Portfolio turnover rate (%)	21	31	48	87
[a] For the period from December 29, 2000 (commencement of operations of Class B shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended July 31,	2004	2003	2002	2001[a]
Selected per share data
Net asset value, beginning of period	$ 19.94	$ 18.43	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.24)	(.20)	(.30)	(.23)
Net realized and unrealized gain (loss) on investment transactions	1.27	1.71	(8.31)	(5.73)
Total from investment operations	1.03	1.51	(8.61)	(5.96)
Net asset value, end of period	$ 20.97	$ 19.94	$ 18.43	$ 27.04
Total Return (%)[c]	5.17[d]	8.19	(31.84)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1	1
Ratio of expenses before expense reductions (%)	2.18	2.04	2.06	2.10*
Ratio of expenses after expense reductions (%)	2.06	2.04	2.06	2.10*
Ratio of net investment income (loss) (%)	(1.15)	(1.13)	(1.35)	(1.35)*
Portfolio turnover rate (%)	21	31	48	87
[a] For the period from December 29, 2000 (commencement of operations of Class C shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class I
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.56	$ 18.77	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.02	(.01)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.31	1.77	(8.45)	(5.75)
Total from investment operations	1.32	1.79	(8.46)	(5.77)
Net asset value, end of period	$ 21.88	$ 20.56	$ 18.77	$ 27.23
Total Return (%)	6.42	9.54	(31.07)	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20.003		.001
Ratio of expenses (%)	.85	.81	.81	.85*
Ratio of net investment income (loss) (%)	.06	.10	(.10)	(.10)*
Portfolio turnover rate (%)	21	31	48	87
[a] For the period from December 29, 2000 (commencement of operations of Class I shares) to July 31, 2001. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class R
2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.95
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.13)[c]
Total from investment operations	(.18)
Net asset value, end of period	$ 21.77
Total Return (%)	(.82)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses before expense reductions (%)	1.69*
Ratio of expenses after expenses reductions (%)	1.44*
Ratio of net investment income (loss) (%)	(.56)*
Portfolio turnover rate (%)	21
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized loss shown for a share outstanding for the period ended July 31, 2004 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 18.78	$ 27.28	$ 40.17
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.02)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.32	1.76	(8.43)	(11.79)
Total from investment operations	1.29	1.74	(8.50)	(11.86)
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.03)
Net asset value, end of period	$ 21.81	$ 20.52	$ 18.78	$ 27.28
Total Return (%)	6.29[c]	9.27	(31.16)	(30.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	6	10
Ratio of expenses before expenses reductions (%)	1.10	1.01	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.03	1.01	1.01	1.05*
Ratio of net investment income (loss) (%)	(.12)	(.10)	(.30)	(.26)*
Portfolio turnover rate (%)	21	31	48	87
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.52	$ 18.78	$ 27.29	$ 42.46	$ 33.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.02)	(.07)	(.10)	(.21)
Net realized and unrealized gain (loss) on investment transactions	1.32	1.76	(8.44)	(14.04)	9.91
Total from investment operations	1.29	1.74	(8.51)	(14.14)	9.70
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.03)	(.59)
Net asset value, end of period	$ 21.81	$ 20.52	$ 18.78	$ 27.29	$ 42.46
Total Return (%)	6.29[b]	9.27	(31.18)	(33.75)	29.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	401	451	506	875	1,415
Ratio of expenses before expense reductions (%)	1.08	1.01	1.01	1.07[c]	1.21[d]
Ratio of expenses after expense reductions (%)	1.02	1.01	1.01	1.07[c]	1.21[d]
Ratio of net investment income (loss) (%)	(.11)	(.10)	(.30)	(.30)	(.53)
Portfolio turnover rate (%)	21	31	48	87	56
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.08% and 1.08%, respectively.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.17% and 1.17%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On August 13, 2004, Class I was renamed Institutional Class. On November 3, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $378,282,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($8,462,000), July 31, 2010 ($271,304,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (378,282,000)
Net unrealized appreciation (depreciation) on investments	$ 115,827,253

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $108,296,398 and $188,635,850, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $1,642 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35%, 0.10%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C, I, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees, organizational and offering expenses. This expense cap will remain in effect until September 30, 2005.

For the period August 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$ 96,660	$ -
Class B	9,245	493
Class C	6,784	-
Class I	13,829	-
Class AARP	15,537	-
Class S	923,673	-
	$ 1,065,728	$ 493

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B, C, I and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at July 31, 2004
Class A	$ 57,928	$ 27,698	$ 30,230
Class B	5,612	3,023	2,589
Class C	5,490	3,475	2,015
Class I	5,368	-	5,368
Class R	610	410	200
Class AARP	11,590	5,607	5,983
Class S	484,632	279,750	204,389
	$ 571,230	$ 319,963	$ 250,774

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $63,074, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the period ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2004
Class B	$ 28,367	$ 2,407
Class C	21,855	1,809
Class R	398	158
	$ 50,620	$ 4,374

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Class A	$ 112,290	$ 11,353.25%
Class B	9,456	1,051.25%
Class C	7,285	845.25%
Class R	398	109.25%
	$ 129,429	$ 13,358

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended July 31, 2004 aggregated $4,629 and $121, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2004, the CDSC for Class B and C shares aggregated $8,596 and $287, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2004, custodian fees were reduced by $22 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	898,848	$ 19,838,212	1,039,863	$ 19,409,649
Class B	70,156	1,498,212	86,778	1,590,881
Class C	71,197	1,523,593	84,542	1,553,172
Class I	207,580	4,694,010	1,140,074	21,246,152
Class R*	18,600	422,742	-	-
Class AARP	188,355	4,184,861	112,433	2,146,953
Class S	4,223,236	94,094,743	4,748,596	89,242,958
		$ 126,256,373		$ 135,189,765
Shares redeemed
Class A	(980,327)	$ (21,651,301)	(1,406,310)	$ (25,994,591)
Class B	(47,424)	(1,020,728)	(41,265)	(751,919)
Class C	(56,837)	(1,231,027)	(45,233)	(835,282)
Class I	(271,607)	(6,134,583)	(179,843)	(3,397,208)
Class R*	(1,858)	(42,372)	-	-
Class AARP	(125,637)	(2,801,921)	(125,058)	(2,319,294)
Class S	(7,801,103)	(174,092,300)	(9,744,617)	(181,080,884)
		$ (206,974,232)		$ (214,379,178)
Net increase (decrease)
Class A	(81,479)	$ (1,813,089)	(366,447)	$ (6,584,942)
Class B	22,732	477,484	45,513	838,962
Class C	14,360	292,566	39,309	717,890
Class I	(64,027)	(1,440,573)	960,231	17,848,944
Class R*	16,742	380,370	-	-
Class AARP	62,718	1,382,940	(12,625)	(172,341)
Class S	(3,577,867)	(79,997,557)	(4,996,021)	(91,837,926)
		$ (80,717,859)		$ (79,189,413)

* For the period November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (the "Fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 24, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[2] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[2] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 Address: 345 Park Avenue, New York, New York
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SGGAX	SGGBX	SGGCX
CUSIP Number	460965-692	460965-684	460965-676
Fund Number	469	669	769

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLGRX	SCQGX
Fund Number	160	060

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SCQRX
CUSIP Number	460965-841
Fund Number	1510

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Investment Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal
Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER LARGE COMPANY GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004                 $60,500           $185           $6,900             $0
--------------------------------------------------------------------------------
2003                 $52,800          $1,205          $5,900             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                   $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004              $6,900                $0             $1,584,295     $1,591,195
--------------------------------------------------------------------------------
2003              $5,900             $55,500           $5,960,377     $6,021,777
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Company Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Company Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004